Exhibit 10.1

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS OFFEROR TO COMPLETE BLOCKS 12 17, 23M 24 & 30	1. REQUISITION NUMBER M9545005RC56504	PAGE 1 OF 12
CONTRACT NO. M67854-05-C-5178	3. AWARD/EFFECTIVE DATE: SEE BLOCK 31b	4. ORDER NUMBER	5. SOLICITATION NUMBER	6. SOLICITATION ISSUE DATE:
7. FOR SOLICITATION INFORMATION CALL >	a. NAME TERENCE J. McGINN	b. TELE PHONE NUMBER (703) 432-3717 (NO COLLECT CALLS)	8. OFFER DUE DATE/ LOCAL TIME
9. ISSUED BY CODE M67854 COMMANDER MARCORSYSCOM ATTN GTES-T.J. McGINN 2200 Lester Street QUANTICO, VA 22134	10. THIS ACQUISITION IS ☐ UNRESTRICTED ☐ SET ASIDE: ☐ SMALL BUSINESS ☐ SMALL DISADV. BUSINESS ☐ 8(A)	11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED ☐ SEE SCHEDULE	12. DISCOUNT TERMS NET 30
13a. THIS CONTRACT IS A RATED ORDER UNDER DFAS (15 CFR 700)
BUYER: TERENCE J. McGINN	13b. RATING: DO-A4A
FAX:	(703) 432-3717 (703) 432-3532	14. METHOD OF SOLICITATION ☒ RFQ ☐IFB ☐RFP
15. DELIVER TO SEE PAGE 2	CODE	16. ADMINISTERED BY CODE S1103A DCMA ATLANTA COLUMBIA AREA OPERATIONS TEAM 2300 LAKE PARK DRIVE, SUITE 300 SMYRNA, GA 30080-4091 ACO:Karen Benner (803) 751-6877
17a. CONTRACTOR CODE [1EFH8] FACILITY CODE [ ]	18a. PAYMENT WILL BE MADE BY CODE HQ0338 DFAS COLUMBUS CENTER SOUTH ENTITLEMENT OPERATIONS PO BOX 182264 COLUMBUS, OHIO 43218-2264
FORCE PROTECTION INDUSTRIES, INC. 9801 HIGHWAY 78, #3 LADSON, SOUTH CAROLINA 29456	TIN:88-0361514 DUNS:00-3268989
Mike Aldrich: (203)-912-1350: aldrich@forceprotection.net
☐ 17b CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER	18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK IS CHECKED ☒ SEE ADDENDUM
19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT

SEE PAGE 3.

25. ACCOUNTING AND APPROPRIATION DATA AA 1751109 6523 250 67854 067443 2D M955450 4500RC56504	26. TOTAL AWARD AMOUNT (For Govt. Use Only) $3,852,026.00
☐ 27a SOLICITATION INCORPORATES BY REFERENCE FAR 52212-1, 52212-4, 52212-5 ARE ATTACHED, ADDENDA ☐ ARE ☐ ARE NOT ATTACHED
☐ 27b. CONTRACTPURCHASE ORDER INCORPORATES BY REFERENCE FAR 52212-4, FAR 52212-5 IS ATTACHED, ADDENDA ☐ ARE ☐ ARE NOT ATTACHED

☒ 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 1 COPY TO ISSUING OFFICE.  CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.

29. ☐ AWARD OF CONTRACT: REFERENCE OFFER DATED . YOUR OFFER ON SOLICITATION (Block 5). INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN IS ACCEPTED AS TO ITEMS:
30a. SIGNATURE OF OFFEROR/CONTRACTOR [ILLEGIBLE] 09/07/05	31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)
30b. NAME AND TITLE OF SIGNER (TYPE OR PRINT)	30c. DATE SIGNED	31b. NAME OF CONTRACTING OFFICER (TYPE OR PRINT)	DATE SIGNED
TED McGUINN, PRESIDENT	TERENCE J. McGINN, UNITED STATES MARINE CORPS
32a. QUANTITY IN COLUM 21 HAS BEEN ☐ RECEIVED ☐ INSPECTED ☐ ACCEPTED, AND CONFORMS TO THE CONTRACT, EXCEPT AS NOTED	33. SHIP NUMBER	34. VOUCHER NUMBER	35. AMOUNT VERIFIED CORRECT FOR
PARTIAL	FINAL
32b. SIGNATURE OF AUTHORIZED GOVT. REPRESENTATIVE	32. DATE	36. PAYMENT ☐ COMPLETE ☐ PARTIAL FINAL	37. CHECK NUMBER
41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT	38. S/R ACCOUNT NUMBER	39. S/R VOUCHER NUMBER	40. PAID BY
42a. RECEIVED BY (PRINT)
41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER	41c. DATE	42b. RECEIVED AT (LOCATION)
42c. DATE RECED (YYMMDD)	42d TOTAL CONTAINERS

AUTHORIZED FOR LOCAL REPRODUCTION	SEE REVERSE FOR OMB CONTROL NUMBER AND PAPER WORK	STANDARD FORM 1449 (10-95)

M67854-05-C-5178

Force Protection Industries, Inc.

BUFFALO HMPV

BLOCK 15:

				DELIVERY DATE/
ITEM	QTY	DESTINATION		PERIOD OF PERFORMANCE

0001	1	Ship to:	FB4418-437 LRS/LGR DCO
			113 S. BATES ST (BLDG 178)	On or before 30 September 2005
			CHARLESTON AFB, SC 29404-4718

		Mark For:	USMC TMO-EAST
			OIF M/F MMX160
			AL TAQQADUM AB
			HABBANIYAH IQ

		****SEE NOTE 1 BELOW

0001	1	Ship to:	FB4418-437 LRS/LGR DCO
			113 S. BATES ST (BLDG 178)	On or before 31 October 2005
			CHARLESTON AFB, SC 29404-4718

		Mark For:	USMC TMO-EAST
			OIF M/F MMX160
			AL TAQQADUM AB
			HABBANIYAH IQ

		****SEE NOTE 1 BELOW

0001	2	Ship to:	FB4418-437 LRS/LGR DCO
			113 S. BATES ST (BLDG 178)	On or before 30 December 2005
			CHARLESTON AFB, SC 29404-4718

		Mark For:	USMC TMO-EAST
			OIF M/F MMX160
			AL TAQQADUM AB
			HABBANIYAH IQ

		****SEE NOTE 1 BELOW

0002	1	Ship to:	FB4418-437 LRS/LGR DCO
			113 S. BATES ST (BLDG 178)	On or before 31 October 2005
			CHARLESTON AFB, SC 29404-4718

		Mark For:	USMC TMO-EAST
			OIF M/F MMX160
			AL TAQQADUM AB
			HABBANIYAH IQ

		****SEE NOTE 1 BELOW

0002	1	Ship to:	FB4418-437 LRS/LGR DCO
			113 S. BATES ST (BLDG 178)	On or before 31 October 2005
			CHARLESTON AFB, SC 29404-4718

		Mark For:	USMC TMO-EAST
			OIF M/F MMX160
			AL TAQQADUM AB
			HABBANIYAH IQ

		****SEE NOTE 1 BELOW

0002	2	Ship to:	FB4418-437 LRS/LGR DCO
			113 S. BATES ST (BLDG 178)	On or before 30 December 2005
			CHARLESTON AFB, SC 29404-4718

		Mark For:	USMC TMO-EAST
			OIF M/F MMX160
			AL TAQQADUM AB
			HABBANIYAH IQ

		****SEE NOTE 1 BELOW

0003	12		USMC TMO-EAST OIF M/F MMX160	Contract award through twelve months
			AL TAQQADUM AB
			HABBANIYAH IQ

****Note 1: ALL PACKAGING SHALL BE MARKED IN ACCORDANCE WITH MILSTD 129P.

The contractor SHALL CONTACT LtCol Michael Micucci via E-MAIL at: michael.micucci@usmc.mil at (703) 432-3576 BEFORE MAKING ANY SHIPMENT OF THE ITEMS UNDER THIS CONTRACT.

UPON MAKING CONTACT WITH ONE OF THESE INDIVIDUALS, THE CONTRACTOR WILL BE PROVIDED A DOCUMENT NUMBER FOR ITEM TRACKING PURPOSES.

BLOCKS 19, 20, 21, 22, 23, AND 24:

19.
ITEM		20.	21.	22.	23.	24.
NO.	ACRN	SCHEDULE OF SUPPLIES/SERVICES	QTY	UNIT	UNIT PRICE	AMOUNT
		Heavy Mine Protected Vehicle (HMPV)
		FPI Buffalo

		Equipped as follows:
0001	AA	7.62X51mm NATO AP; 7.62X51mm NATO AP Glass; 6 Seats; 6 ceiling mounted hatches; Basic Issue Items (Bll) storage: 2 Spare tires (1 front, 1 rear) exterior mounted; boom mounted PZT (Pan, Zoom, Tilt) camera; front and rear view cameras; area flood lights on roof (front/rear) and each side; run flats (Hutchinson); Mack ASET 400hp engine; 456OP Allison Automatic Transmission	4	EA	$751,701.00	$3,006,804.00

		(In accordance with the SOW in Attachment A)

		FOB Destination - Best Commercial Practice in accordance with the Delivery Schedule

		Deployment Parts Block

	AA	(In accordance with paragraph 3.2.1 of the Statement of Work in Attachment A)
0002			4	EA	$115,661.00	$462,644.00
		FOB Destination - Best Commercial Practice in accordance with the Delivery Schedule

	AA	One (1) Field Service Representative (including Training Requirement)
0003			12	EA	$31,881.50	$382,578.00
		(In accordance with Paragraphs 3.2.2 and 3.5 of the Statement of Work in Attachment A.)
TOTAL						$3,852,026.00

Addendum to Block 27: The following clauses and provision are hereby incorporated, by reference, into the order:

FAR 52.228-3 Worker’s Compensation Insurance (Defense Base Act (Apr 1984)

FAR 52.228-4 Worker’s Compensation and War Hazard Insurance Overseas (Apr 1984)

DFARS 252.228-7003, Capture and Detention (DEC 1991)

Special Provision for this Contract follows:

Contract Performance in a Crisis Situation

A.           Contractor personnel deployed to a theater of operations are subject to the Uniform Code of Military Justice (UCMJ) when serving with or accompanying an armed force only “in time of war” as declared by Congress.  Retired members of the military may be subjected to action under the UCMJ without a congressionally declared war.  Contract Personnel may have administrative privileges suspended for disciplinary infractions or improper conduct.

B.             Contractors shall request guidance from Government media operations center if and when they are approached by reporters seeking interviews or information on their participation in the mission/operation.

C.             The Contractor shall take all necessary administrative actions required to prepare its personnel for a crisis situation deployment.  Some examples of these actions are:

•                  Inform its employees of their responsibility to adhere to all guidance and orders issued by the theater commander, or his representative, regarding possession, use, safety and accountability of weapons.

•                  Assist its employees to obtain the required civilian licenses to operate the equipment necessary to perform the contract in the theater of operation.

•                  Obtain all passports, visas, or other documents necessary to enter or exit any areas identified by the PCO.

•                  Assist its employees in obtaining security clearances applicable to the level required for performance in the theater of operations.

•                  Assist its employees in obtaining a complete physical evaluation equal to that similarly assigned government personnel must pass.  Medical requirements shall be completed prior to arrival at the point of debarkation or prior to direct deployment with the unit.

D.            Definitions of Terms:

“Contractor Personnel” includes all agents, employees, and subcontractors of the prime contractor.

“Crisis Situation,” per DOD Instruction 3020.37, means any emergency so declared by the National Command Authority or the overseas combatant commander, whether or no U.S. Armed Forces are involved, minimally encompassing civil unrest or insurrection, civil war, civil disorder, terrorism, hostilities build-up, wartime conditions, disasters, or international conflict presenting a serious threat to DoD interests.

E.              To the extent the contractor is unable to obtain or retain the services of qualified personnel to perform in the crisis situation theater, the contract shall not be terminated for default.  Every reasonable effort shall be made by the contractor to provide uninterrupted services of qualified personnel.

INCORPORATED BY FULL TEXT

FAR 52.212-4 Contract Terms and Conditions – Commercial Items (Oct. 2003)

(a) Inspection/Acceptance.  The Contractor shall only tender for acceptance those items that conform to the requirements to this contract.  The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance.  The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price.  The Government must exercise its post-acceptance rights – (1) Within a reasonable time after the defect was discovered or should have been discovered; and (2) Before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

(b) Assignment.  The Contractor or its assignee may assign its rights to receive payment due as a result of performance of this contract to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C.3727).  However, when a third party makes payment (e.g., use of the Governmentwide commercial purchase card), the Contractor may not assign its rights to receive payment under this contract.

(c) Changes. Changes in the terms and conditions of this contract may be made by written agreement of the parties.

(d) Disputes.  This contract is subject to the Contract Disputes Act of 1978, as amended (41 U.S.C. 601-613).  Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1, Disputes, which is incorporated herein by reference.  The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.

(e) Definitions.  The clause at FAR 52.202.-1, Definitions, is incorporated herein by reference.

(f) Excusable delays.  The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers.  The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written to the Contracting Officer of the cessation of such occurrence.

(g) Invoice.  (1) The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized) to the address designated in the contract to receive invoices.  An invoice must include –

(i) Name and address of the Contractor;

(ii) Invoice date and number;

(iii) Contract number, contract line item number and, if applicable, the order number;

(iv) Description, quantity, unit of measure, unit price and extended price of the items delivered;

(v) Shipping number and date of shipment, including the bill of lading number and weight of shipment if shipped on Government bill of lading;

(vi) Terms of any discount for prompt payment offered;

(vii) Name and address of official to whom payment is to be sent;

(viii) Name, title, and phone number of person to notify in event of defective invoice; and

(ix) Taxpayer Identification Number (TIN).  The Contractor shall include its TIN on the invoice only if required elsewhere in this contract.

(x) Electronic funds transfer (EFT) banking information.

(A) The Contractor shall include EFT banking information on the invoice only if required elsewhere in this contract.

(B) If EFT banking information is not required to be on the invoice, in order for the invoice to be a proper invoice, the Contractor shall have submitted correct EFT banking information in accordance with the applicable solicitation provision, contract clause (e.g., 52.232-33, Payment by Electronic Funds Transfer—Central Contractor Registration, or 52.232-34, Payment by Electronic Funds Transfer—Other Than Central Contractor Registration), or applicable agency procedures.

(C) EFT banking information is not required if the Government waived the requirement to pay by EFT.

(2) Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C.3903) and Office of Management and Budget (OMB) prompt payment regulations at 5 CFR part 1315.

(h) Patent indemnity.  The Contractor shall indemnify the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.

(i) Payment.

(1) Items accepted.  Payment shall be made for items accepted by the Government that have been delivered to the delivery destinations set forth in this contract.

(2) Prompt Payment.  The Government will make payment in accordance with the Prompt Payment Act (31 U.S.C. 3903) and prompt payment regulations at 5 CFR Part 1315.

(3) Electronic Funds Transfer (EFT).  If the Government makes payment by EFT, see 52.212-5(b) for the appropriate EFT clause.

(4) Discount.  In connection with any discount offered for early payment, time shall be computed from the date of the invoice.  For the purpose of computing the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the specified payment date if an electronic funds transfer payment is made.

(5) Overpayments.  If the Contractor becomes aware of a duplicate contract financing or invoice payment or that the Government has otherwise overpaid on a contract financing or invoice payment, the Contractor shall immediately notify the Contracting Officer and request instructions for disposition of the overpayment.

(j) Risk of loss.  Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract shall remain with the Contractor until, and shall pass to the Government upon:

(1) Delivery of the supplies to a carrier, if transportation is f.o.b. origin: or

(2) Delivery of the supplies to the Government at the destination specified in the contract, if transportation is f.o.b. destination.

(k) Taxes.  The contract price includes all applicable Federal, State, and local taxes and duties.

(l) Termination for the Government’s convenience.  The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience.  In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work.  Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulted from the termination.  The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose.  This paragraph does not give the Government any right to audit the Contractor’s records.  The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.

(m) Termination for cause.  The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance.  In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law.  If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.

(n) Title.  Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.

(o) Warranty.  The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.

(p) Limitation of liability.  Except as otherwise provided by an express warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.

(q) Other compliances.  The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.

(r) Compliance with laws unique to Government contracts.  The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts: 18 U.S.C. 431 relating to officials not be benefit; 40 U.S.C. 327, et seq., Contract Work Hours and Safety Standards Act; 41 U.S.C. 51-58, Anti-Kickback Act of 1986; 41 U.S.C. 265 and 1D U.S.C. 2409 relating to whistleblower protections; 49 U.S.C. 40118, Fly American; and 41 U.S.C. 423 relating to procurement integrity.

(s) Order of precedence.  Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order:

(1) The Schedule of supplies/services.

(2) The Assignments, Disputes, Payments, invoice, Other Compliances, and Compliance with Laws Unique to Government Contracts paragraphs of this clause.

(3) The clause at 52.212-5.

(4) Addenda to this solicitation or contract, including any license agreements for computer software.

(5) Solicitation provisions if this is a solicitation.

(6) Other paragraphs of this clause.

(7) The Standard Form 1448.

(8) Other documents, exhibits, and attachments.

(9) The specification.

(t) Central Contractor Registration (CCR).

(1) Unless exempted by an addendum to this contract, the Contractor is responsible during performance and through final payment of any contract for the accuracy and completeness of the data within the CCR database, and for any liability resulting from the Government’s reliance on inaccurate or incomplete data.  To remain registered in the CCR database after the initial registration, the Contractor is required to review and update on an annual basis from the date of initial registration or subsequent updates its information in the CCR database to ensure it is current, accurate and complete.  Updating information in the CCR does not alter terms and conditions of this contract and is not a substitute for a properly executed contractual document.

(2)

(i) If a Contractor has legally changed its business name, “doing business as” name, or division name (whichever is shown on the contract), or has transferred the assets used in performing the contract, but has not completed the necessary requirements regarding novation and change-of-name agreements in Subpart 42.12, the Contractor shall provide the responsible Contracting Officer a minimum of one business day’s written notification of its intention to:

(A) Change the name in the CCR database;

(B) Comply with the requirements of Subpart 42.12 of the FAR;

(C) Agree in writing to the timeline and procedures specified by the responsible Contracting Officer.  The Contractor must provide with the notification sufficient documentation to support the legally changed name.

(ii) If the Contractor fails to comply with the requirements of paragraph (t)(2)(i) of this clause, or falls to perform the agreement at paragraph (t)(2)(i) (c) of this clause, and, in the absence of a properly executed novation or change-of-name agreement, the CCR information that shows the Contractor to be other than the Contractor indicated in the contract will be considered to be incorrect information within the meaning of the “Suspension of Payment” paragraph of the electronic funds transfer (EFT) clause of this contract.

The Contractor shall not change the name or address for EFT payments or manual payments, as appropriate, in the CCR record to reflect an assignee for the purpose of assignment of claims (see FAR Subpart 32.8, Assignment of Claims).  Assignees shall be separately registered in the CCR database.  Information provided to the Contractor’s CCR record that indicates payments, including those made by EFT, to an ultimate recipient other than that Contractor will be considered to be incorrect information within the meaning of the “Suspension of payment” paragraph of the EFT clause of this contract.

Offerors and Contractors may obtain information on registration and annual confirmation requirements via the internet at http://www.ccr.gov or by calling 1-888-227-2423, or 269-961-5757.

(End of Clause)

  52.212-5 Contract Terms and Conditions Required to Implement Statutes or Executive Orders — Commercial Items (Jul 2005)

(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clause, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items: 52.233-3, Protest after Award (Aug 1996)(31 U.S.C. 3553).

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

[Contracting Officer shall check as appropriate.]

☒ (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (Jul 1995), with Alternate I (Oct 1995)(41 U.S.C. 253g and 10 U.S.C. 2402).

☐ (2) 52.219-3, Notice of Total HUBZone Set-Aside (Jan 1999)(15 U.S.C. 657a).

☐ (3) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (Jan 1999) (if the offeror elects to waive the preference, it shall so indicate in its offer)(15 U.S.C. 657a).

☐ (4) (i) 52.219-5, Very Small Business Set-Aside (June 2003)(Pub. L. 103-403, section 304, Small Business Reauthorization and Amendments Act of 1994).

☐ (ii) Alternate I (Mar 1999) of 52.219-5.

☐ (iii) Alternate II (June 2003) of 52.219-5.

☐ (5) (i) 52.219-6, Notice of Total Small Business Aside (June 2003) (15 U.S.C. 644).

☐ (ii) Alternate I (Oct 1995) of 52.219-6.

☐ (6) (i) 52.218-7, Notice of Partial Small Business Set-Aside (June 2003) (15 U.S.C. 644).

☐ (ii) Alternate I (Oct 1995) of 52.219-7.

☐ (7) 52.219-8, Utilization of Small Business Concerns (Oct 2000) (15 U.S.C. 637(d)(2) and (3)).

☐ (8) (i) 52.219-9, Small Business Subcontracting Plan (Jan 2002)(15 U.S.C. 637 (d)(4)).

☐ (ii) Alternate I (Oct 2001) of 52.219-9.

☐ (iii) Alternate II (Oct 2001) of 52.219-9.

☒ (9) 52.219-14, Limitations on Subcontracting (Dec 1996)(15 U.S.C. 637(a)(14)).

☐ (10) (i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (June 2003)(Pub. L. 103-355, section 7102, and 10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).

☐ (ii) Alternate I (June 2003) of 52.219-23.

☐ (11) 52.219-25, Small Disadvantaged Business Participation Program—Disadvantaged Status and Reporting (Oct 1999)(Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

☐ (12) 52.219-26, Small Disadvantaged Business Participation Program—Incentive Subcontracting (Oct 2000)(Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

☒ (13) 52.222-3, Convict Labor (June 2003)(E.O. 11755).

☒ (14) 52.222-19, Child Labor—Cooperation with Authorities and Remedies (Jan 2004) (E.O. 13126).

☒ (15) 52.222-21, Prohibition of Segregated Facilities (Feb 1999).

☒ (16) 52.222-26, Equal Opportunity (Apr 2002)(E.O. 11246).

☒ (17) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001)(38 U.S.C. 4212).

☒ (18) 52.222-36, Affirmative Action for Workers with Disabilities (Jun 1998)(29 U.S.C. 793).

☒ (19) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001)(38 U.S.C. 4212).

☐ (20) (i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Products (Aug 2000)(42 U.S.C. 6962(c)(3)(A)(ii)).

☐ (ii) Alternate I (Aug 2000) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)).

☐ (21) 52.225-1, Buy American Act–Supplies (June 2003)(41 U.S.C. 10a-10d).

☐ (22) (i) 52.225-3, Buy American Act –Free Trade Agreement – Israeli Trade Act (Jan 2004)(41 U.S.C. 10a-10d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note, Pub. L. 108-77, 108-78).

☐ (ii) Alternate I (Jan 2004) of 52.225-3.

☐ (iii) Alternate II (Jan 2004) of 52.225-3.

☐ (23) 52.225-5, Trade Agreements (Jan 2004)(19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

☒ (24) 52.225-13, Restrictions on Certain Foreign Purchases (Oct 2003) (E.o.s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).

☐ (25) 52.225-15, Sanctioned European Union Country End Products (Feb 2000)(E.O. 12849).

☐ (26) 52.225-16, Sanctioned European Union Country Services (Feb 2000)(E.O. 12849).

☐ (27) 52.232-29, Terms for Financing of Purchases of Commercial Items (Feb 2002)(41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

☐ (28) 52.232.30, Installment Payments for Commercial Items (Oct 1995)(41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

☒ (29) 52.232-33, Payment by Electronic Funds Transfer—Central Contractor Registration (Oct. 2003)(31 U.S.C. 3332).

☐ (30) 52.232-34, Payment by Electronic Funds Transfer—Other Than Central Contractor Registration (May 1999)(31 U.S.C. 3332).

☐ (31) 52.232-36, Payment by Third Party (May 1999)(31 U.S.C. 3332).

☐ (32) 52.239-1, Privacy or Security Safeguards (Aug 1996)(5 U.S.C. 552a).

☒ (33) (i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Apr 2003)(46 U.S.C. 1241 and 10 U.S.C. 2631).

☐ (ii) Alternate I (Apr 1984) of 52.247-64.

(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items:

[Contracting Officer check as appropriate.]

☐ (1) 52.222-41, Service Contract Act of 1965, as Amended (May 1989)(41 U.S.C. 351, et seq.).

☐ (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (May 1989)(29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☐ (3) 52.222-43, Fair Labor Standards Act and Service Contract Act — Price Adjustment (Multiple Year and Option Contracts) (May 1989)(29 U.S.C.206 and 41 U.S.C. 351, et seq.).

☐ (4) 52.222-44, Fair Labor Standards Act and Service Contract Act — Price Adjustment (Feb 2002)(29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☐ (5) 52.222-47, SCA Minimum Wages and Fringe Benefits Applicable to Successor Contract Pursuant to Predecessor Contractor Collective Bargaining Agreements (CBA) (May 1989)(41 U.S.C. 351, et seq.).

(d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records – Negotiation.

(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract.

(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e)

(1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c) and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in paragraphs (i) through (vi) of this paragraph in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause–

(i) 52.219-8, Utilization of Small Business Concerns (Oct 2000)(15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(ii) 52.222-26, Equal Opportunity (Apr 2002)(E.O. 11246).

(iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001)(38 U.S.C. 4212).

(iv) 52.222-36, Affirmative Action for Workers with Disabilities (June 1998)(29 U.S.C. 793).

(v) 52.222-41, Service Contract Act of 1965, as Amended (May 1989), flow down required for all subcontracts subject to the Service Contract Act of 1965 (41 U.S.C. 351, et seq.)

(vi) 52.247-64, Preference for Privately-Owned U.S. Flag Commercial Vessels (Apr 2003)(46 U.S.C. Appx 1241 and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2) While not required, the contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

(End of Clause)

252.212-7001 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS (Sep 2005)

(a) The Contractor agrees to comply with the following Federal Acquisition Regulation (FAR) clause which, if checked, is included in this contract by reference to implement a provision of law applicable to acquisitions of commercial items or components.

☒                                    52.203-3     Gratuities (APR 1984) (10 U.S.C. 2207)

(b) The Contractor agrees to comply with any clause that is checked on the following list of Defense FAR Supplement clauses which, if checked, is included in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items or components.

☐	252.205-7000	Provision of Information to Cooperative Agreement Holders (DEC 1991) (10 U.S.C. 2416).

☐	252.219-7003	Small, Small Disadvantaged and Women-Owned Small Business

Subcontracting Plan (DoD Contracts) (APR 1996) (15 U.S.C. 637).

☐	252.219-7004	Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (Test Program) (JUN 1997) (15 U.S.C. 637 note).

☐	252.225-7001	Buy American Act and Balance of Payments Program (APR 2003) (41 U.S.C. 10a-10d, E.O. 10582).

☐	252.225-7012	Preference for Certain Domestic Commodities

(FEB 2003) (10 U.S.C. 2533a).

☐	252.225-7014	Preference for Domestic Specialty Metals (APR 2003) (10 U.S.C. 2533a).

☐	252.225-7015	Restriction on Acquisition of Hand or Measuring Tools (APR 2003) (10 U.S.C. 2533a).

☐	252.225-7016

Restriction on Acquisition of Ball and Roller Bearings (APR 2003) (    Alternate I) (APR 2003) (10 U.S.C. 2534 and Section 8099 of Pub. L. 104-61 and similar sections in subsequent DoD appropriations acts).

☐	252.225-7021	Trade Agreements (JAN 2004) (19 U.S.C. 2501-2518 and 19 U.S.C. 3301 note).

☐	252.225-7027	Restriction on Contingent Fees for Foreign Military Sales (APR 2003) (22 U.S.C. 2279).

☐	252.225-7028	Exclusionary Policies and Practices of Foreign Governments (APR 2003) (22 U.S.C. 2755).

☒	252.225-7036	Buy American Act-Free Trade Agreements–Balance of Payments Program (JAN 2004) ( Alternate I) (JAN 2004) (41 U.S.C. 10a-10d and 19 U.S.C. 3301 note).

☐	252.225-7038	Restriction on Acquisition of Air Circuit Breakers (APR 2003) (10 U.S.C. 2534(a)(3)).

☐	252.226-7001	Utilization of Indian Organizations, Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns (OCT 2003) (Section 8021 of Pub. L. 107-248).

☐	252.227-7015	Technical Data-Commercial Items (NOV 1995) (10 U.S.C. 2320).

☐	252.227-7037	Validation of Restrictive Markings on Technical Data (SEP 1999) (10 U.S.C. 2321).

☒	252.232-7003	Electronic Submission of Payment Requests (DEC 2003) (10 U.S.C. 2227).

☒	252.243-7002	Requests for Equitable Adjustment (MAR 1998) (10 U.S.C. 2410).

☒	252.247-7023	Transportation of Supplies by Sea (MAY 2002) ( Alternate I) (MAR 2000) ( Alternate II) (MAR 2000) ( Alternate III) (MAY 2002) (10 U.S.C. 2631).

☐	252.247-7024	Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

(c) In addition to the clauses listed in paragraph (e) of the Contract Terms and Conditions Required to Implement Statutes or Executive Orders—Commercial Items clause of this contract (FAR 52.212-5), the Contractor shall include the terms of the following clauses, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:

252.225-7014	Preference for Domestic Specialty Metals, Alternate I (APR 2003) (10 U.S.C. 2533a).

252.247-7023	Transportation of Supplies by Sea (MAY 2002) (10 U.S.C. 2631).

252.247-7024	Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

(End of Clause)

PROGRAM MANAGER/PROJECT OFFICER: The Program Manager/Project Officer is:

LtCol Michael Micucci (703) 432-3576.

Inspection and Acceptance of contract deliverables are the responsibility of the Project Officer or his duly authorized representative(s) except as otherwise specified in the contract under the inspection and acceptance clause or DD Form 1423, when applicable. Moreover, the Project Officer serves in a supporting role to the Contracting Officer, providing advice and expertise on technical issues. However, only the Contracting Officer has the authority to authorize deviations from the terms and conditions of this contract, including deviations from specification requirements. In the event the contractor does deviate without written approval of the Contracting Officer, such deviation shall be at the risk of, and any costs relating thereto, shall be borne by the Contractor.

Addendum to Block 18b:

In compliance with DFARS 252.232-7003, “Electronic Submission of Payment Requests (March 2003)”, the United States Marine Corps (USMC) utilizes WAWF-RA to electronically process vendor requests for payment. The contractor shall be required to utilize this system when processing invoices and receiving reports under this contract, unless the provision at DFARS 252.232-7003(c) apply. The contractor shall (i) register to use WAWF-RA at <https://mb.ogden.disa.mil>, and (ii) ensure an Electronic Business Point of Contact is designated in the Central Contractor Registration at <http://www.ccr.gov>, within ten (10) days after award of this contract. The USMC WAWF-RA point of contact for this contract is LtCol Michael Micucci and can be reached on 703-432-3576.

Data entry information for WAWF:

Payment Office DoDAAC: HQ0338

Issue By DoDAAC: M67854

Admin Office DoDAAC: S1103A

Service Acceptor DoDAAC: M67854 Extension: PG15

Contract Number: i.e. M67854-05-C-5178